UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (earliest event reported): February 15, 2019 (February 12, 2019)

Hooper Holmes, Inc.
(Exact name of registrant as specified in its charter)

New York	001-09972	22-1659359
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

560 N. Rogers Road, Olathe, KS 66062
(Address of principal executive offices and zip code)

(913) 764-1045
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03    Bankruptcy or Receivership.
As previously disclosed, Hooper Holmes, Inc. (the “Company”) is the subject of a proceeding under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in Case No. 18-23302 (RDD) (the “Bankruptcy Proceeding”). Also as previously disclosed, on January 31, 2019, the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) confirmed the Amended and Restated Joint Plan of Liquidation (the “Plan”) filed by the Company and its subsidiaries.
On February 12, 2019, the Plan became effective and the Hooper Holmes Liquidating Trust (the “Liquidating Trust”) was formed pursuant to the Plan to administer the final liquidation of the remaining assets of the Company. Upon the effectiveness of the Plan, all of the Company’s shares of common stock, par value $0.04 per share (the “Common Stock”), were cancelled for no consideration. Pursuant to the Plan, the trustee of the Liquidating Trust will take formal steps to dissolve the Company.
The Company intends to file Form 15 with the SEC for the purpose of terminating the registration of the Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing the Form 15 for the Common Stock, the Company will immediately cease filing any further periodic or current reports under the Exchange Act.
Item 5.02    Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 12, 2019, upon the effectiveness of the, all directors of the Company were deemed to have resigned.

Cautionary Note on Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may generally be identified by the use of words such as "anticipate," "believe," "expect," "intends," "plan," and "will" or, in each case, their negative, and other variations or comparable terminology. These forward-looking statements include all statements other than historical facts. Any forward-looking statement made in this Form 8-K is not a guarantee of future performance, and actual results may differ materially from those expressed in or suggested by the forward-looking statements, as a result of various factors, including, without limitation the factors discussed in the “Risk Factors” section of the company’s Annual Report on Form 10-K for the year ended December 31, 2017, as the same may be updated from time-to-time in subsequent filings with the Securities and Exchange Commission. Any forward-looking statement made in this Form 8-K speaks only as of the date hereof, and the Company has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPER HOLMES, INC.

Dated: February 15, 2019	By:	/s/ James Fleet
James Fleet
Chief Restructuring Officer